SUPPLEMENT DATED JULY 26, 2007 TO THE PROSPECTUS FOR
                 THE FIRST INVESTORS LIFE INSURED SERIES POLICY
                                DATED MAY 1, 2007


1. All references in the prospectus to the Focused Equity Fund are changed to the Select Growth Fund.

2. The fourth paragraph under the heading "Life Series Funds" on page 11 of the prospectus is deleted in its entirety and replaced with the following:

         FIMCO, the investment adviser of the Life Series Funds, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund and Vontobel Asset Management Inc., 450 Park Avenue, New York, New York 10022 to serve as the subadviser of the International Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

3. In the chart on page 12 of the prospectus, the Investment Objective of the Select Growth Fund is revised to long-term growth of capital.


ISP0707